UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 25, 2005

AIMCO PROPERTIES, L.P.

(Exact name of registrant as specified in its charter)

Delaware	0-24497	84-1275621

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4582 SOUTH ULSTER STREET PARKWAY
SUITE 1100, DENVER, CO 80237

(Address of principal executive offices)                    (Zip Code)

Registrant’s telephone number, including area code	(303) 757-8101

NOT APPLICABLE

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departures of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)-(c) On May 27, 2005, Apartment Investment and Management Company (“Aimco”) announced that Paul J. McAuliffe, 49, has elected to step down as chief financial officer in first quarter 2006 to assume a senior advisory role as an executive vice president supporting Aimco and AIMCO Properties, L.P. (“Aimco OP”) in various capital markets activities. Mr. McAuliffe plans to return with his family to his native New Jersey. Since October 1999, Mr. McAuliffe has served as the chief financial officer of Aimco and AIMCO-GP, Inc., the general partner of Aimco OP. Aimco and Aimco OP will begin an orderly transition with Thomas M. Herzog, 42, currently the chief accounting officer of Aimco and AIMCO-GP, Inc., succeeding Mr. McAuliffe as chief financial officer. Since January 2004, Mr. Herzog has served as senior vice president and chief accounting officer of Aimco and AIMCO-GP, Inc. Effective July 1, 2005, Mr. Herzog will become executive vice president and chief accounting officer of Aimco and AIMCO-GP, Inc. and will assume the chief financial officer title when Mr. McAuliffe assumes his new role in early 2006. Prior to joining Aimco and Aimco OP, Mr. Herzog was at GE Real Estate, serving as chief accounting officer and global controller from April 2002 to January 2004 and as chief technical advisor from March 2000 to April 2002. Prior to joining GE Real Estate, Mr. Herzog was at Deloitte & Touche LLP from 1990 to 2000. Neither the terms of Mr. Herzog’s compensation as successor to Mr. McAuliffe, nor the successor to Mr. Herzog in the role of chief accounting officer have been determined.

In connection with Mr. McAuliffe’s planned transition from chief financial officer to a senior advisory role, as of May 25, 2005 Aimco has agreed to the following with Mr. McAuliffe: (a) for 2005, in addition to his current annual base salary of $350,000, Mr. McAuliffe will receive additional cash payments totaling $2 million, of which $1 million will be paid during the remainder of 2005 and $1 million will be paid in connection with year-end 2005 compensation, which is expected to be paid in first quarter 2006; and (b) for 2006, Aimco will pay Mr. McAuliffe a base salary of $1 million.

ITEM 7.01.	Regulation FD Disclosure

On May 27, 2005, Aimco issued a press release announcing the changes described in Item 5.02 above. The press release also discusses the anticipated effect on Aimco’s 2005 funds from operations guidance of the compensation arrangements described in Item 5.02 above. The press release regarding these events is furnished herewith as exhibit 99.1.

ITEM 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

The following exhibits are furnished with this report:

Exhibit Number	Description
99.1	Aimco Press Release dated May 27, 2005 (exhibit 99.1 to Aimco’s Current Report on Form 8-K dated May 25, 2005, is incorporated herein by reference)

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      Dated: May 27, 2005

AIMCO PROPERTIES, L.P.

By: AIMCO-GP, Inc., its general partner

/s/ Miles Cortez
Miles Cortez
Executive Vice President, General Counsel and Secretary